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                                                                   EXHIBIT 23.1




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated April 11, 2000, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-90955, 333-70985, 333-57937, and 333-34821.



/s/ YOHALEM GILLMAN & COMPANY LLP


New York, New York
April 14, 2000